SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF EARLIEST REPORTED EVENT JANUARY 27, 1999


                               NEWMARK HOMES CORP.
             (Exact name of Registrant as specified in its charter)


              NEVADA                   333-42213            76-0460831
  (State or other jurisdiction of    (Commission          (IRS Employer
   incorporation or organization)     File Number)     Identification Number)


                            1200 SOLDIERS FIELD DRIVE
                            SUGAR LAND, TEXAS  77479
              (Address of Registrant's principal executive offices)

                                  281-243-0100
              (Registrant's telephone number, including area code)


                                       N/A
          (Former name or former address, if changed since last report)

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                       INFORMATION INCLUDED IN THIS REPORT

Item  4.      Changes  in  Registrant's  Certifying  Accountant

     Newmark Homes Corp. (the "Corporation") has informed KPMG, LLP ("KPMG"), its certifying accountants, that the Corporation has dismissed KPMG as its certifying accountants and has engaged new certifying accountants. The new certifying accountants, BDO Seidman, LLP ("BDO"), presently prepare consolidated financial statements for a consolidated group which includes the Corporation. For previous fiscal years, BDO has relied on financial statements prepared by KPMG in preparing the consolidated financial statements. In an effort to reduce the amount of time and expense for duplicative work, the Corporation has dismissed KPMG and has engaged BDO. Pursuant to Item 304(a) Regulation S-K under the Securities Act of 1933, as amended, and under the Securities Exchange Act of 1934, as amended, the Corporation reports as follows:

     (a)(i) The Corporation dismissed KPMG as its certifying accountant on January 27, 1999.

     (ii) During the past two years, the Corporation's financial statements did not contain any adverse opinions or disclaimers of opinion, and were not qualified  or modified as to uncertainty, audit scope, or accounting principles.

     (iii) The dismissal of KPMG was approved by the Corporation's audit committee of the board of directors.

     (iv) The Corporation and KPMG do not have any disagreements with regard to any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

     (v) During the Corporation's two most recent fiscal years and during the interim period prior to the dismissal of KPMG, the Corporation did not experience any reportable events.

     (b) On January 27, 1999, the Corporation engaged BDO Seidman, LLP ("BDO") of Houston, Texas, to be the Corporation's certifying accountant.

     (i) BDO reviewed the past financial statements for the Corporation in making its determination to accept the engagement with the Corporation.

     (ii) The Corporation did not have any disagreements with KPMG and therefore did not discuss any past disagreements with BDO.

     (c) Attached hereto as Exhibit 16.1 is KPMG's letter confirming the disclosures made in this Form 8-K.

Item  7.      Financial  Statements  and  Exhibits

     Exhibits

     16.1     Letter  of  KPMG,  LLP,  dated  ___________,  1999

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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  February  3,  1999


                                    NEWMARK  HOMES  CORP.


                                    By:     /s/  Michael  K.  McCraw
                                        -----------------------------
                                                 Michael  K.  McCraw, Chairman

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